Income Taxes - Differences between income taxes calculated using the federal statutory income tax rate and the provision for income taxes from continuing operations (Details) - USD ($) $ in Millions	12 Months Ended
	Jul. 31, 2025	Jul. 31, 2024	Jul. 31, 2023
Operating Loss Carryforwards [Line Items]
Income before income taxes	$ 4,834	$ 3,550	$ 2,989
Statutory federal income tax	1,015	746	628
State income tax, net of federal benefit	132	83	86
Federal research and experimentation credits	(113)	(109)	(106)
Share-based compensation	47	43	58
Excess tax benefits related to share-based compensation	(120)	(153)	(26)
Effects of non-U.S. operations	1	0	(28)
Other, net	3	(23)	(7)
Total provision for income taxes	$ 965	$ 587	$ 605